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                                                                    EXHIBIT 10.5




     NEITHER THIS WARRANT NOR ANY WARRANT REPRESENTED HEREBY HAS BEEN REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, THIS WARRANT AND THE WARRANTS REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED OR QUALIFIED UNDER SAID ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE WARRANTS, AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS AVAILABLE AND SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION DOES NOT VIOLATE THE PROVISIONS OF THE ACT OR APPLICABLE LAWS.

                          NATIONAL ENERGY GROUP, INC.

                              Warrant to Purchase
                               300,000 Shares of
                          National Energy Group, Inc.
                              Class A Common Stock

         This Warrant (the "Warrant") is issued pursuant to the Agreement (the "Agreement"), dated January 27, 1995, between National Energy Group, Inc. (the "Company") and Gaines Berland, Inc. ("GBI"), and GBI (the "Holder") agrees by acceptance of this Warrant that this Warrant is subject to the terms and conditions of this Warrant and the Agreement.

         This Warrant is a warrant to purchase 300,000 shares of National Energy Group, Inc. Class A Common Stock ("Class A"). The Warrant to purchase the first 100,000 shares of Class A is immediately exercisable and shall expire on July 31, 1997; the Warrant to purchase the next 100,000 shares of Class A shall become exercisable on July 31, 1995 (if the Agreement has not been terminated) and shall expire on July 31, 1998; and the Warrant to purchase the final 100,000 shares of Class A shall become exercisable on July 31, 1996 (if the Agreement has not been terminated) and shall expire on July 31, 1999.

         The Warrant entitles the Holder to purchase from the Company an aggregate of 300,000 shares of the Company's Class A Common Stock, $0.01 par value (the "Stock) at a price of $1.625 per share (the "Exercise Price").

         The Warrant expires as described in the second preceding paragraph. Any Warrant with respect to which a duly executed Warrant Exercise Notice(s) in proper form shall not have been delivered to the Company on or prior to the applicable expiration date shall be void and all rights of the Holder hereunder with respect to such Warrant shall cease. In addition, if the Agreement is terminated prior to the date a portion of the Warrant becomes exercisable (as described in the second preceding paragraph), that portion of the Warrant shall immediately be void and all rights of the Holder hereunder with respect to such portion of the Warrant shall cease.





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         The Warrant shall not entitle the holders thereof to any rights other than as set forth herein.

         The holder of the Warrant will not have any of the rights, privileges or liabilities of stockholders of the Company prior to the exercise of the Warrant.

         The Exercise Price from time to time in effect shall be adjusted from time to time as follows:

         (A) In case the Company shall (i) subdivide its shares of outstanding Class A Common Stock, $.01 par value ("Class A") into a larger number of shares of Class A, (ii) combine shares of its outstanding Class A into a smaller number of shares of Class A or (iii) issue stock as a dividend on its Class A; then the holder of the Warrant after the close of business on the effective date of such subdivision, combination or stock dividend, as the case may be (the close of business times being hereinafter in this clause (A) referred to as "such record date"), shall be entitled to receive, upon actual exercise of the Warrant, the aggregate number and kind of shares of capital stock of the Company which, if the Warrant had been exercised immediately prior to such record date at the Exercise Price then in effect, he would have been entitled to receive by virtue of such subdivision, combination or stock dividend; and the Exercise Price shall be deemed to have been adjusted after such record date to apply to such aggregate number and kind of shares. Such adjustment shall be made whenever any of the events listed above shall occur.

         (B) No notification to the holders of any adjustment in the exercise price otherwise required to be made must be made, if such adjustment (plus any other adjustments not heretofore made) would not require any increase or decrease of 5% or more in the Exercise Price; provided, however, that upon exercise of the Warrant, all adjustments shall be made in calculating the exercise rights of such holder. Whenever the Exercise Price is adjusted by 5% or more, as herein provided, the Company shall promptly mail, to each registered holder of the Warrant a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such notice prepared in good faith shall be conclusive evidence of the correctness of such adjustment absent manifest error.

         (C) In the event that at any time, as a result of an adjustment, the holder of the Warrant shall become entitled to receive any shares of capital stock of the Company other than shares of Class A thereafter, the number of such other shares so receivable upon exercise of the Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Class A contained in Clauses (A) and (B), inclusive, above, and the other provisions of this section with respect to the shares of Class A shall apply an like terms to any such other shares.

         (D) In case of any reclassification of the Class A (other than a change in par value, or from par value to no par value, or from no par value to par value), any consolidation of the Company with, or merger of the Company into, any other person, any merger of any person into the Company (other than a merger that does not result in any reclassification of, or change in





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the outstanding shares of Class A), any sale or transfer of all or substantially all of the assets of the Company (other than a sale-lease back, collateral assignment, mortgage or other similar financing transaction), or any compulsory share exchange whereby the Class A is converted into other securities, cash or other properties, then the holder of the Warrant then outstanding shall have the right thereafter, during the period such Warrant shall be exercisable, to exercise such Warrant into the kind and amount of securities, cash or other property receivable upon such reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Class A into which such Warrant might have been exercised immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange.

         (E) In case the Company at any time while the Warrant is outstanding shall issue shares of Class A, warrants or rights to acquire Class A or securities convertible into Class A (excluding options or shares of Class A or Class B Common Stock or other common stock issued to officers, employees or directors) (i) at a price per Class A share purchased, purchasable, or issuable upon conversion that is less than the Exercise Price, if such Class A shares are the subject of a registered public offering or are subject to registration rights exercisable within one year, or (ii) at a price per share that is 10% lower than the Exercise Price, if such shares of Class A are the subject of a private offering and are restricted and are not entitled to registration rights until after the expiration of one year, or (iii) at a price per share that is 20% lower than the Exercise Price, if such shares of Class A are the subject of a private offering and are restricted and are not entitled to registration rights until after the expiration of two years, then the Exercise Price at which the Warrant shall thereafter be exercisable shall be reduced by multiplying the Exercise Price in effect on the date of issuance of such shares, warrants, rights or convertible securities by a fractions of which the denominator shall be the number of shares of Class A (excluding treasury shares, if any) outstanding on the date of issuance of such shares, warrants, rights or convertible securities plus the number of additional shares of Class A issued, offered for subscription or purchase or issuable upon conversion, and of which the numerator shall be the number of shares of Class A (excluding treasury shares, if any) outstanding on the date of issuance of such shares, warrants, rights or convertible securities plus the number of shares of Class A that the aggregate offering price of the total number of shares so offered, issued, or issuable, or, with respect to convertible securities, the aggregate consideration received by the Company for the convertible securities, would purchase at the prior Exercise Price. Such adjustment shall be made whenever shares, warrants, rights or convertible securities are issued, and shall become effective immediately after such issuance date. However, upon the expiration of any warrant, right or conversion right to purchase Class A, the issuance of which resulted in an adjustment in the Exercise Price of the Warrant pursuant to this subsection (E), if any such warrant, right or convertible rights shall expire and shall not have been exercised, the Exercise Price per share of Class A at which the Warrant shall thereafter be exercisable shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the other provisions hereof after the issuance of such warrants, rights or convertible securities) had the adjustment of the Exercise Price made upon the issuance of such warrants, rights or convertible securities been made on the basis of offering for subscription or purchase only that number of shares of Class A actually purchased upon the exercise of the warrants, or rights actually





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exercised or the conversion of the convertible security actually converted.
For purposes of this subsection (e), the term Class A shall include (i) any common equity security into which the Class A is reclassified or for which it is exchanged, or (ii) any common equity security of the Company that has equal or superior voting rights with the Class A.

         (F) In case the Company, at any time while the Warrant is outstanding, shall distribute to all holders of Class A evidences of its indebtedness or assets (excluding cash dividends or cash distributions paid out of earned surplus) or rights to subscribe (excluding those referred to in subsection (E) above) then in each such case the Exercise Price per share of Class A at which the Warrant shall thereafter be exercisable shall be determined by multiplying the Exercise Price in effect prior to the record date fixed for determination for stockholders entitled to receive such distribution by a fraction, of which the denominator shall be the Closing Price of a share of Class A determined as of the record date mentioned above, and (if which the numerator shall be such Closing Price of a share of Class A, less the then fair market value per share (as determined by the Board of Directors of the Company in good faith, whose determination shall be conclusive if made in good faith and shall be described in a statement provided to all registered holders of the Warrant) of the portion of assets or evidences of indebtedness so distributed or of such subscription rights. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

         (G)     In case;

                 1. the Company shall declare a dividend (or any other distribution) on the Class A payable otherwise than in cash out of its earned surplus; or

                 2. the Company shall declare a special nonrecurring cash dividend on or a redemption of its Class A; or

                 3. the Company shall authorize the granting to the holders of the Class A of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

                 4. the approval of any stockholders of the Company shall be required in connection with any reclassification of the Class A of the Company (other than a subdivision or combination of the outstanding shares of Class A), any consolidation or merger to which the Company is party or any sale or transfer of all or substantially all of the assets of the Company; or

                 5. of the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company,

then the Company shall, at least 10 days prior to the applicable record date hereinafter specified, contact by telephone and cause to be mailed to the holders of record of the Warrant at their last addresses as they shall appear upon the stock books of the Company, a notice stating (x) the date





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on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Class A of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Class A of record shall be entitled to exchange their shares of Class A for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

         (H) In case at any time conditions shall arise by reason of action taken by the Company, which, in the opinion of the Board of Directors of the Company, are not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the holder of the Warrant, or in case at any time any such conditions are expected to arise by reason of any action contemplated by the Company, the Board of Directors of the Company shall appoint a firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company), who shall give their opinion as to the adjustment, if any (not inconsistent with the standards established in this Section (vii)), of the Exercise Price which is or would be required to preserve without dilution the rights of the holders of the Warrant. The Board of Directors of the Company may, in its judgement, make the adjustment recommended upon the receipt of such opinion; provided, however, that no adjustment pursuant to this subsection (H) of the Exercise Price shall be made which in the opinion of the accountant or firm of accountants giving the aforesaid opinion would result in an increase of the Exercise Price to more than the Exercise Price then in effect.

         As used above, the term "Closing Price" on any day shall mean the higher of (i) the reported closing sales price per share of Class A on the principal national securities exchange on which the shares of Class A are at the time listed on such day or (ii) the average of the closing sales prices for the twenty Trading Days prior to such day. In case no such sale takes place on a day, the Closing Price shall be the average of the reported closing bid and asked prices, or, if the shares of Class A shall not be so listed, the average of the high bid and low ask prices in the over- the-counter market as reported by the National Association of Securities Dealers' Automated Quotation System, or, if not so reported, as reported by the National Quotation Bureau, Incorporated, or any successor thereof, or, if not so reported, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Class A are listed or admitted to trading is open for the transaction of business or, if the shares of Class A are not listed or admitted to, trading on any national securities exchange, a Monday, Tuesday, Wednesday, Thursday, or Friday on which banking institutions in the City of Dallas, State of Texas, are not authorized or obligated by law or executive order to close.

         A Warrant may be exercised by filling out and signing the Warrant Exercise Notice and mailing or delivering the Warrant Exercise Notice to the Company in time to reach the Company by the applicable expiration date, accompanied by payment of the full applicable purchase price. Payment of the purchase must be made in United States funds (by certified check) payable to





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the order of the Company.  Class A Common Stock certificates will be issued as soon as practicable after exercise and payment of the purchase price for a Warrant.

         For a Holder to meet the July 31 dates which determine the expiration dates of the portions of the Warrant as described above, the Holder's Warrant Exercise Notice, which is attached hereto as Exhibit 1, must be received by the Company on or prior to such July 31 date. If the Warrant Exercise Notice is mailed by first class mail, registered or certified, postage prepaid, and properly addressed to National Energy Group, Inc., 4925 Greenville Ave., Ste. 1400, Dallas, TX 75206, or, to such other address as the Company may have specified in a notice duly given to the Holder, then the Warrant Exercise Notice will be presumed to be received by the Company three business days after the date so mailed.

         Subject to the provisions of the legend on the first page of this Warrant, this Warrant is transferable by Holder, in whole or in part (provided that any partial transfer shall be for a whole number of shares of stock), and upon delivery of this Warrant to the Company with evidence of such transfer by Holder reasonably satisfactory to the Company, the Company shall issue a replacement Warrant in a form similar to this Warrant, in the name of such transferee (and in the case of such partial transfer, the Company shall issue a new Warrant to Holder to purchase the balance of the shares of Stock that is not the subject of transfer). Holder shall indemnify the Company against any loss, claim or damages arising from or related to such transfer and shall sign a written instrument of indemnity in a form acceptable to the Company.

         This Warrant shall be deemed to be a contract made under the laws of the State of Texas and shall for all purposes be governed by and construed in accordance with the laws of such State.

Dated:  May 11, 1995

                                        NATIONAL ENERGY GROUP, INC.


                                        By:  /s/ Miles D. Bender
                                           -------------------------------------
                                                Miles D. Bender, President and
                                                Chief Executive Officer





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                                   EXHIBIT 1

                            WARRANT EXERCISE NOTICE

                                  INSTRUCTIONS

           IN ORDER FOR WARRANTS TO BE EXERCISED THIS NOTICE MUST BE
             RECEIVED BY THE COMPANY ON OR PRIOR TO THE APPLICABLE
                    JULY 31 DATE, SPECIFIED IN THE WARRANT.


         This Warrant Exercise Notice, dated ____________________________ (the "Notice") relates to the Warrant, dated May 11, 1995 (the "Warrant"), issued by National Energy Group, Inc., a Delaware corporation whose address is 4925 Greenville Ave., Ste. 1400, Dallas, TX 75206 (the "Company") to the undersigned. The Warrant was issued pursuant to the Agreement (the "Agreement"), dated January 27, 1995, between the Company and Gaines Berland, Inc. ("GBI"). The Warrant initially represented the right to purchase the aggregate number of shares as indicated in the Warrant, which number will be reduced by this Warrant Exercise Notice and by any prior or future Warrant Exercise Notices.

         The undersigned hereby exercises the portion of the Warrant to purchase, and hereby purchases, ________ shares of the Company's Class A Common Stock, $0.01 par value (the "Stock"), at a price of $1.625 per share, which is the price indicated in the Warrant. The undersigned acknowledges that the number of shares of Stock must be divisible by 100 for an effective exercise of any portion or all of the Warrant. The full amount of $__________ in United States funds, by certified check payable to the order of the Company is attached hereto.





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         The undersigned acknowledges that a certificate for the shares of
Stock purchased by the undersigned through the exercise of the Warrant pursuant to this Notice will be delivered to the undersigned, at the address indicated below (unless the Company has received written notice of a different address) as soon as practicable after receipt of this notice and the full payment of the applicable purchase price.

Dated:
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                                        Holder:
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                                        By:
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                                        Title:
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                                        Address:
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Social Security or
Taxpayer Identification Number:
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Business Phone Number:
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Home Phone Number:
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